Exhibit 99.1





                                                                Execution Copy


                                                              EXHIBIT A TO THE
                                                  AGREEMENT AND PLAN OF MERGER

===============================================================================




                          CONSENT AND VOTING AGREEMENT

                                     by and

                                     among

                            AMC ENTERTAINMENT INC.,

                         THE STOCKHOLDERS NAMED HEREIN,

                           APOLLO MANAGEMENT IV, L.P.

                                      and

                           APOLLO MANAGEMENT V, L.P.


                           DATED AS OF JULY 22, 2004



===============================================================================

                          CONSENT AND VOTING AGREEMENT

                  CONSENT AND VOTING AGREEMENT, dated as of July 22, 2004 (the "Agreement"), by and among AMC ENTERTAINMENT INC., a Delaware corporation (the "Company"), APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ("AIF IV"), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands exempted limited partnership ("AOP IV"), APOLLO INVESTMENT FUND V, L.P., a Delaware limited partnership ("AIF V"), APOLLO OVERSEAS PARTNERS V, L.P., a Cayman Islands exempted limited partnership ("AOP V"), AP ENTERTAINMENT, LLC, a Delaware limited liability company ("AP LLC"), APOLLO NETHERLANDS PARTNERS V(A), L.P., a Cayman Island exempt limited partnership ("AP NP (A)"), APOLLO NETHERLANDS PARTNERS V(B), L.P., a Cayman Island exempt limited partnership ("AP NP (B)"), APOLLO GERMAN PARTNERS V GmbH & CO. KG, a German corporation ("AP GP") (AIF IV, AOP IV, AIF V, AOP V, AP LLC, AP NP (A), AP NP (B) and AP GP, collectively, the "Stockholders" and each individually, a "Stockholder"), APOLLO MANAGEMENT IV, L.P., a Delaware limited partnership, in its capacity as investment manager to AIF IV and AOP IV ("Apollo IV Management"), APOLLO MANAGEMENT V, L.P., as Delaware limited partnership, in its capacity as investment manager to AIF V, AOP V, AP LLC, AP NP (A), AP NP (B) and AP GP ("Apollo V Management" and, together with Apollo IV Management, "Apollo").

                  WHEREAS, concurrently with the execution of this Agreement, the Company, Marquee Holdings Inc., a Delaware corporation ("Parent") and Marquee Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub") are entering into an Agreement and Plan of Merger (the "Merger Agreement") (terms used but not defined herein shall have the meanings set forth in the Merger Agreement) pursuant to which Merger Sub will be merged with and into the Company (the "Merger");

                  WHEREAS, as of the date hereof, each Stockholder beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) the number of shares of (i) Company Common Stock set forth opposite such Stockholder's name on Schedule I hereto (such shares of Company Common Stock, together with any other shares of Company Common Stock, the voting power over which is acquired by such Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, collectively, the "Subject Common Shares") and (ii) Company Preferred Stock set forth opposite such Stockholder's name on Schedule I hereto (such shares of Company Preferred Stock, together with any other shares of Company Preferred Stock, the voting power over which is acquired by such Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, collectively, the "Subject Preferred Shares" and, together with the Subject Common Shares, the "Subject Shares");

                  WHEREAS, pursuant to that certain Investment Agreement, dated as of April 19, 2001 by and among the Company, certain of the Stockholders and Apollo (the "Investment Agreement"), the Stockholders have been granted certain approval rights with respect to actions proposed to be taken by the Company, including the right to approve any merger, consolidation or similar transaction involving the Company; and

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, the Company and Parent have required that the Stockholders and Apollo enter into this Agreement and deliver the consent contemplated hereby on the terms and subject to the conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound, the parties agree as follows:

                                   ARTICLE I
                           VOTING AND CONSENT MATTERS

                  Section 1.1 Agreement to Vote. Each Stockholder hereby agrees that, from and after the date hereof until the termination of this Agreement, at any duly called meeting of the stockholders of the Company, and in any action by written consent of the stockholders of the Company, such Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause the Subject Common Shares to be counted as present thereat for purposes of establishing a quorum, and it shall vote or consent (or cause to be voted or consented), in person or by proxy, all the Subject Common Shares (a) in favor of the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (b) against any action or agreement submitted for approval of the stockholders of the Company that the Stockholder is aware would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or any Company Subsidiary under the Merger Agreement and (c) except as otherwise agreed in writing by the Company, against any action, agreement, transaction or proposal submitted for approval of the stockholders of the Company that the Stockholder is aware would reasonably be expected to result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement. Any vote by such Stockholder that is not in accordance with this
Section 1.1 shall be considered null and void. Such Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote or give instructions in a manner inconsistent with clauses (a), (b) or (c) of this Section 1.1.

                  Section 1.2 Consent to Transactions. Apollo hereby agrees that, concurrently with the execution and delivery of this Agreement and the Merger Agreement, and subject to the penultimate sentence of this Section 1.2, it shall execute and deliver to the Company a consent, in the form attached hereto as Exhibit A (the "Consent"), to the transactions contemplated by the Merger Agreement for purposes of the "Preferred Stock Approval Rights" granted to Apollo pursuant to Section 8.1 of the Investment Agreement. Subject to the penultimate sentence of this Section 1.2, the Consent shall remain in full force and effect until the termination of this Agreement. The Consent may be revoked in the event that any of the terms or conditions of the Merger Agreement as in effect on the date hereof are amended or waived without Apollo's prior written approval. Such Stockholder shall not enter into any agreement of understanding with any Person or entity prior to the termination of this Agreement that is inconsistent with the terms hereof.

                                  ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each of the Stockholders hereby severally represents and warrants to the Company as follows with respect to itself only:

                  Section 2.1 Corporate Existence; Authorization. Such Stockholder is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction of its organization or formation and has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due execution and delivery by each of the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights, and to general equitable principles.

                  Section 2.2 No Conflict; Required Filings and Consents.

                        (a) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate the certificate of incorporation, limited liability company agreement or equivalent organizational documents, as the case may be, of such Stockholder, (ii) conflict with or violate any applicable Law by which any property or asset of such Stockholder is bound or affected or (iii) result in any breach of, or constitute a default (or event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any Subject Shares (other than pursuant to this Agreement) pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation of such Stockholder (including any trust agreement, voting agreement, stockholders agreement or voting trust), except for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or materially delay the ability of such Stockholder to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

                        (b) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay the ability of such Stockholder to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

                  Section 2.3 Ownership of Shares. Such Stockholder is the record or beneficial owner of, and has good title to, the Subject Shares set forth opposite its name on Schedule I. Such Stockholder, together with its affiliates, has sole voting power, and sole power of disposition, with respect to all of its Subject Shares. The Subject Shares, including any shares of Company Common Stock issuable on conversion of or in exchange for shares of Company Preferred Stock, are all the securities of the Company owned, either of record or beneficially, by such Stockholder as of the date hereof, except with respect to the right to receive dividends payable "in kind" on shares of Company Preferred Stock. The Subject Shares owned by such Stockholder are free and clear of all Liens, other than any Liens created by this Agreement. The Stockholder has not appointed or granted any proxy inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Subject Shares.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to each Stockholder as follows:

                  Section 3.1 Corporate Authorization. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated by this Agreement. The execution, delivery, and performance of this Agreement by the Company, the performance of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and, assuming due execution and delivery by each of the other parties hereto, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights, and to general equitable principles.

                  Section 3.2 No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof shall (a) conflict with or result in any breach of the Company's certificate of incorporation or bylaws, (b) result in any breach of, or constitute a default (or event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation of the Company, except for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or materially delay the ability of the Company to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement. Other than filings required under the Exchange Act, the execution and delivery of this Agreement by the Company and the performance of this Agreement by the Company do not require any filing with, permit, authorization, notification, consent or approval of, any Governmental Entity.

                                  ARTICLE IV
                         COVENANTS OF THE STOCKHOLDERS

                  Each Stockholder severally, but not jointly and severally, hereby covenants and agrees as follows with respect to itself only:

                  Section 4.1 Restriction on Transfer of Shares. Such Stockholder shall not, directly or indirectly: (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) or enter into any contract, option, derivative, hedging or other arrangement or understanding (including any profit-sharing arrangement) with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, except in each case for the conversion or exchange of shares of Company Preferred Stock for shares of Company Common Stock in accordance with Section 5.2, (any of the foregoing, a "Transfer"), any or all of the Subject Shares or any interest therein, except to any Affiliate of such Stockholder who agrees in writing to be bound by the terms of this Agreement or Transfers which occur by operation of law or with the Company's prior written consent, (ii) grant any proxies or powers of attorney, deposit any of the Subject Shares into a voting trust or enter into any other voting arrangement or permit to exist any Lien of any nature whatsoever with respect to the Subject Shares (other than any Liens created by or arising under this Agreement or existing by operation of Law) or
(iii) commit or agree to take any of the foregoing actions.

                  Section 4.2 No Solicitation. Each Stockholder agrees that, from the date of this Agreement until the Effective Time, such Stockholder shall not, and shall cause its Representatives not to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or take any other action designed to facilitate, any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal by any Third Party, (ii) enter into, continue or otherwise participate in any discussions or negotiations with, or disclose or provide any non-public information or data relating to the Company or the Company Subsidiaries to, or otherwise afford access to the properties, books or records of the Company or the Company Subsidiaries to, any Third Party or any Representatives thereof with respect to any Acquisition Proposal; provided, however, that nothing herein shall prevent any Stockholder or any of its Representatives from (x) acting in his or her capacity as a director of the Company or (y) taking any action described in clause (ii) of this Section 4.2 relating to any Acquisition Proposal during any period when the Company and its Representatives are taking any action described in clause (ii) with respect to such Acquisition Proposal, but only in the case of this clause (y) to the extent such action is permitted to be taken by the Company under Section 6.4 of the Merger Agreement. Notwithstanding anything to the contrary contained herein, in no event shall any action of the Stockholder or any of its Representatives be considered to violate this Section 4.2 if such action, if taken by the Company, would not result in a violation of Section 6.4 of the Merger Agreement. Each Stockholder shall, and shall cause its Representatives to, cease immediately and cause to be terminated any and all existing discussions, conversations, negotiations and other communications with any Third Party conducted heretofore with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal.

                  Section 4.3 Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholder's administrators, successors or receivers.

                                   ARTICLE V
                            COVENANTS OF THE COMPANY

                  Section 5.1 FIRPTA. Immediately prior to the Closing, the Company shall furnish to each of the Stockholders a certification in accordance with Treasury Regulation Sections 1.897-2(h), 1.1445-2(c), and 1.1445-5, and otherwise in form and substance reasonably satisfactory to such Stockholder, certifying that an interest in the Company is not a United States real property interest because the Company is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. The Company shall comply with the notice requirements described in Treasury Regulation Section 1.897-2(h)(2) so that the Stockholders may rely on such certification.

                  Section 5.2 Waiver of Restrictions on Preferred Stock Conversion. Immediately prior to the Effective Time and subject to the prior satisfaction or waiver of the conditions set forth in Article VII of the Merger Agreement, the Company shall grant to the Stockholders and Apollo in accordance with Section 7.7 of the Apollo Standstill Agreement a waiver of the restrictions set forth in Section 5.2(a) of the Apollo Standstill Agreement on the conversion of the shares of Company Preferred Stock owned by the Stockholders into shares of Company Common Stock, which waiver shall allow the Stockholders to convert all shares of Company Preferred Stock owned by them into shares of Company Common Stock immediately prior to the Closing in accordance with the terms set forth in the Company Preferred Stock Certificate of Designations.

                                  ARTICLE VI
                                 MISCELLANEOUS

                  Section 6.1 Termination. This Agreement shall automatically terminate, and none of the Company or any Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect, upon the earliest to occur of (a) the mutual consent of all of the parties hereto, (b) the Effective Time, (c) a Company Subsequent Determination and (d) the date of termination of the Merger Agreement in accordance with its terms. In addition to the foregoing, the Apollo may in its absolute discretion terminate this Agreement by notice to such effect delivered to the parties to the Merger Agreement, in the event that (i) any amendment to the Merger Agreement is executed or (ii) the Company shall grant a waiver of any of the terms, conditions or other provisions of the Merger Agreement, in either case, without the prior written consent of Apollo (and, for the avoidance of doubt, Sections 1.1 and 1.2 shall not apply to any such proposed amendment or waiver which has not been consented to in writing by Apollo). In the event there is a Company Stockholders' Meeting (as such term is defined in the Merger Agreement) following a termination of this Agreement pursuant to clause (c) of this Section 6.1, Apollo shall inform the Company in writing not less than 10 days prior to the Company Stockholders' Meeting of its intent (which shall be within Apollo's sole discretion) to consent or not consent to the Merger Agreement and the transactions contemplated thereby.

                  Section 6.2 Agreements with respect to Preferred Stock Approval Rights. Except as provided herein, each of the Stockholders and Apollo hereby agree not to enter into any agreement, arrangement or understanding with any Person (i) limiting Apollo's discretion with respect to the exercise of Preferred Stock Approval Rights granted under the Investment Agreement or (ii) granting Apollo's consent to any Company Alternative Transaction for purposes of the "Preferred Stock Approval Rights" granted to Apollo pursuant to Section
8.1 of the Investment Agreement.

                  Section 6.3 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the termination of this Agreement. This Section 6.3 shall not limit any covenant or agreement of the parties contained herein which by its terms contemplates performance after the termination of this Agreement.

                  Section 6.4 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on receipt if transmitted by national overnight courier, in each case as follows:

                           If to the Company, addressed to it at:

                           AMC Entertainment Inc.
                           920 Main Street
                           Kansas City, Missouri 64105
                           Fax: (816) 480-4617
                           Attn: General Counsel

                           with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, NY  10036
                           Fax:   (212) 735-2000
                           Attn:  Eileen T. Nugent
                                  Howard L. Ellin

                           If to Apollo or to any Apollo Investor, to:

                           c/o Apollo Management, L.P.
                           9 West 57th Street
                           43rd Floor
                           New York, NY 10019
                           Attention: Marc Rowan
                           Facsimile: 212-515-3262

                           With a copy to:


                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd St.
                           New York, NY  10019
                           Attention:  Daniel A. Neff
                                       David C. Karp
                           Facsimile:  (212) 403-2000


                  Section 6.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 6.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  Section 6.7 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  Section 6.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void.

                  Section 6.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Section 6.10 Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.

                  Section 6.11 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.

                        (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement, whether in Contract, tort or otherwise, shall be governed by and construed in accordance with the Laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within the State.

                        (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.3. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

                        (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT MAY INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (II) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (III) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11(c).

                  Section 6.12 Amendment: Waiver. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the parties to this Agreement. With respect to the Company, approval of any amendment, supplement or modification will be given and effective only upon approval of the Company Independent Committee, and, with respect to amendments, supplements or modifications of Section 5.2 hereto, the approval of the "Requisite Independent Directors" (as such term is defined in the Apollo Standstill Agreement).

                  Section 6.13 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  Section 6.14 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedies at Law or in equity.

                  Section 6.15 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, a duly authorized representative of each of the parties hereto have executed this Agreement as of the date first above written.


                              AMC ENTERTAINMENT INC.


                                      By: /s/ Peter C. Brown
                                          --------------------------------
                                          Name:
                                          Title:


                              APOLLO INVESTMENT FUND IV, L.P.

                                      By: Apollo Advisors IV, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management IV, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              AP ENTERTAINMENT, LLC

                                      By: Apollo Management V, L.P.,
                                          its Manager
                                      By: AIF V Management, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO INVESTMENT FUND IV, L.P.

                                      By: Apollo Advisors IV, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management IV, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO OVERSEAS PARTNERS IV,  L.P.

                                      By: Apollo Advisors IV, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management IV, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO INVESTMENT FUND V, L.P.

                                      By: Apollo Advisors V, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management V, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO OVERSEAS PARTNERS V,  L.P.

                                      By: Apollo Advisors V, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management V, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO NETHERLANDS PARTNERS  V(A),  L.P.

                                      By: Apollo Advisors V, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management V, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO NETHERLANDS PARTNERS V(B),  L.P.

                                      By: Apollo Advisors V, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management V, Inc.
                                           its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO GERMAN PARTNERS V GMBH & CO KG

                                      By: Apollo Advisors V, L.P.,
                                          its General Partner
                                      By: Apollo Capital Management V, Inc.
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO MANAGEMENT IV, L.P.

                                      By: AIF Management, Inc.,
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:


                              APOLLO MANAGEMENT V, L.P.

                                      By: AIF Management, Inc.,
                                          its General Partner


                                      By: /s/ Stan Parker
                                          ----------------------------------
                                         Name:
                                         Title:

                                                                   Schedule I


                                           Shares of Company   Shares of Company
Name of Record Owner                        Preferred Stock      Common Stock
Apollo Investment Fund IV, LP                   128,673             157,497
Apollo Overseas Partners IV, LP                  7,152               8,761
Apollo Investment Fund V, LP                    116,557
Apollo Overseas Partners V, LP                  15,266
Apollo Netherlands Partners V (A), LP            1,595
Apollo Netherlands Partners V (B), LP            1,125
Apollo German Partners V GmbH & Co KG            1,273
AP Entertainment, LLC                           15,837
Total                                           287,478             166,258

                                                                   Exhibit A


                                 APOLLO CONSENT

                                                                 July 22, 2004



         Reference is made to (i) that certain Investment Agreement, dated as of April 19, 2001 (the "Investment Agreement"), by and among Aries Inc. (the "Company"), the Apollo Purchasers named therein, Apollo Management IV, L.P., a Delaware limited partnership ("AM IV") and Apollo Management V, L.P., a Delaware limited partnership ("AM V" and, together with AM IV, "Apollo") and
(ii) that certain Consent and Voting Agreement, dated as of the date hereof, by and among the Company, the stockholders named therein (the "Stockholders") and Apollo (the "Voting Agreement"). Defined terms used but not defined herein shall have the meaning ascribed thereto in the Voting Agreement.

         Apollo hereby consents (for purposes of Section 8.1 of the Investment Agreement) to the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 22, 2004, by and among the Company, Marquee Holdings Inc., a Delaware corporation ("Parent") and Marquee Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the "Merger Agreement"), including without limitation the Merger; provided, in each case that the Merger is consummated in accordance with the terms and conditions set forth in the Merger Agreement as in effect on the date hereof, or in the event any term or condition of such Merger Agreement is amended or waived, Apollo shall have given its prior written approval to such amendment or waiver (and, for the avoidance of doubt, Sections 1.1 and 1.2 of the Voting Agreement shall not apply to any such proposed amendment or waiver which has not been consented to in writing by Apollo).

         The consent granted hereby shall automatically terminate and be of no further force and effect at such time as the Voting Agreement shall terminate in accordance with the provisions of Section 6.1 thereof.

                                 APOLLO MANAGEMENT IV, L.P.

                                 By: AIF Management, Inc., its General Partner


                                 By: /s/ Stan Parker
                                     ----------------------------------
                                     Name:
                                     Title:


                                 APOLLO MANAGEMENT V, L.P.

                                 By: AIF Management, Inc., its General Partner


                                 By: /s/ Stan Parker
                                     ----------------------------------
                                     Name:
                                     Title: